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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 17, 1997
                Date of Report (Date of earliest event reported)



                           SUN HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                    1-12040                         85-0410612
(State of other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)


                                101 Sun Lane, NE
                          Albuquerque, New Mexico 87109
                    (Address of principal executive offices)


                                 (505) 821-3355
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

                     Page 1 of 194 pages, including exhibits.
                      The exhibit index is found at page 6.

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Item 5.   OTHER EVENTS.

     On February 17, 1997, Sun Healthcare Group, Inc. (the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "RCA Merger Agreement") by and among the Company, Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of the Company ("RCA Merger Sub"), and Retirement Care Associates, Inc., a Colorado corporation ("RCA"), pursuant to which RCA Merger Sub will be merged (the "RCA Merger") with and into RCA.

     Subject to the terms and conditions of the RCA Merger Agreement (including, without limitation, approval by the stockholders of RCA and the Company), upon the effective time of the RCA Merger, each outstanding share of common stock of RCA (other than shares held in the treasury of RCA, owned by the Company or RCA Merger Sub or held by persons who exercise their dissenters' rights under Colorado Law) will be cancelled and extinguished and be converted automatically into the right to receive 0.6625 shares of common stock of the Company. As a result of the RCA Merger, RCA will become a wholly-owned subsidiary of the Company.

     On the same date the Company also entered into a Stockholders Stock Option and Proxy Agreement (the "RCA Option Agreement") by among the Company and Chris Brogdon, Connie Brogdon, Edward E. Lane, Darrell C. Tucker and Winter Haven Homes, Inc. (each, a "Stockholder"), collectively owners of approximately 36% of the outstanding shares of common stock of RCA. Pursuant to the RCA Option Agreement, each Stockholder granted to the Company an irrevocable option to purchase such Stockholder's shares at a price per share equal to $9.27 under certain circumstances. In addition, each Stockholder agreed to vote, and granted to the Company an irrevocable proxy to vote, all voting securities of RCA held by the Stockholder in favor of approval of the RCA Merger Agreement and the RCA Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization of RCA with any party other than the Company and its affiliates and against any liquidation or winding up of RCA.

     The foregoing descriptions are qualified in their entirety by reference to the full texts of the RCA Merger Agreement, attached hereto as Exhibit 2.1, and the RCA Option Agreement, attached as Exhibit 1.00(a) to the RCA Merger Agreement, and are incorporated herein by reference.

     Also on February 17, 1997, the Company entered into an Agreement and Plan of Merger and Reorganization (the "Contour Merger Agreement") by and among the Company, Nectarine Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of the Company ("Contour Merger Sub"), and Contour Medical, Inc., a Nevada corporation ("Contour"), pursuant to which Contour Merger Sub will be merged (the "Merger") with and into Contour.

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     Subject to the terms and conditions of the Contour Merger Agreement
(including, without limitation, approval by the stockholders of Contour) upon the effective time of the Contour Merger, Sun will pay $8.50 in cash and/or common stock at Sun's election, for each outstanding share of common stock of Contour not presently owned by RCA (other than shares held in the treasury of Contour, owned by the Registrant or Contour Merger Sub or held by persons who exercise their dissenters' rights under Nevada Law). As a result of the Contour Merger, Contour will become a wholly-owned subsidiary of the Company.

     In connection therewith, RCA also entered into a Stockholder Stock Option and Proxy Agreement (the "Contour Option Agreement") by among the Company and RCA, owner of 5,222,003 shares of Contour Common Stock and 89,250 shares of Contour Series A Preferred Stock ("A Preferred," together with the Contour Common Stock, "Contour Capital Stock"). Pursuant to the Contour Option Agreement, RCA granted to the Company an irrevocable option to purchase RCA-held Contour Capital Stock at a price per share of Contour Common Stock equal to $8.50 and a price per share of A Preferred equal to $4.00 under certain circumstances. In addition, RCA agreed to vote, and granted to the Company an irrevocable proxy to vote, all Contour Capital Stock held by RCA in favor of approval of the Contour Merger Agreement and the Contour Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization of Contour with any party other than the Company and its affiliates and against any liquidation or winding up of Contour.

     The foregoing descriptions are qualified in their entirety by reference to the full texts of the Contour Merger Agreement, attached hereto as Exhibit 2.2, and the Contour Option Agreement, attached as Exhibit 1.00(a) to the Contour Merger Agreement, and are incorporated herein by reference.

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                                        4


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

  EXHIBIT NO.                             DESCRIPTION

      2.1 Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 among Sun Healthcare Group, Inc., Peach Acquisition Corporation and Retirement Care Associates, Inc.

      2.2 Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 among Sun Healthcare Group, Inc., Nectarine Acquisition Corporation and Contour Medical, Inc.

      99.1 Joint Press Release, dated February 18, 1997, of Sun Healthcare Group, Inc., Retirement Care Associates, Inc. and Contour Medical, Inc.

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                                        5


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUN HEALTHCARE GROUP, INC.



Dated:  February 21, 1997                    By /s/ Robert F. Murphy
                                               ------------------------
                                              Name:  Robert F. Murphy
                                              Title: Senior V.P. &
                                                     General Counsel


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                                        6


                                  EXHIBIT INDEX


  EXHIBIT NO.                      DESCRIPTION                         PAGE

      2.1 Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 among Sun
                Healthcare Group, Inc., Peach Acquisition
                Corporation and Retirement Care Associates, Inc.

      2.2 Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 among Sun
                Healthcare Group, Inc., Nectarine Acquisition
                Corporation and Contour Medical, Inc.

      99.1      Joint Press Release, dated February 18, 1997, of
                Sun Healthcare Group, Inc., Retirement Care
                Associates, Inc. and Contour Medical, Inc.